EQ ADVISORS TRUSTSM – AXA MANAGED VOLATILITY PORTFOLIOS

SUPPLEMENT DATED AUGUST 25, 2016 TO THE PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Prospectus dated May 1, 2016 of EQ Advisors Trust (“Trust”) regarding the AXA Managed Volatility Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for management and administrative services.

Effective September 1, 2016, the section of the Prospectus entitled “Management of the Trust” is amended to include the following information:

Voluntary Expense Limitation

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Voluntary Expense Limitation Provisions1

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
AXA 500 Managed Volatility	0.85%	0.85%	0.60%
ATM Large Cap Managed Volatility	0.85%	0.85%	0.60%
AXA 400 Managed Volatility	0.85%	0.85%	0.60%
ATM Mid Cap Managed Volatility	0.85%	0.85%	0.60%
AXA 2000 Managed Volatility	0.85%	0.85%	0.60%
ATM Small Cap Managed Volatility	0.85%	0.85%	0.60%
AXA International Managed Volatility	0.90%	0.90%	0.65%
ATM International Managed Volatility	0.90%	0.90%	0.65%

1 Voluntary waivers may be reduced or discontinued at any time without notice.

Effective October 1, 2016, the last paragraph in the section of the Prospectus entitled “Management of the Trust – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays

FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, and AXA/Legg Mason Strategic Allocation Portfolio (together, with the Portfolios, the “ATM Portfolios”), and with the Hybrid Portfolios, which includes AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio, each of which are offered in another prospectus. The table below shows the Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the ATM Portfolios and the Hybrid Portfolios;

0.150% on the first $25 billion;

0.110% on the next $10 billion;

0.100% on the next $5 billion; and

0.095% thereafter.

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